DEBT AND FINANCE LEASE LIABILITIES	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
DEBT AND FINANCE LEASE LIABILITIES	DEBT AND FINANCE LEASE LIABILITIES
A summary of debt and finance lease liabilities as of December 31, 2022 and 2021 is as follows:

	As of December 31,
	2022	2021
Current:
5% Senior Convertible Notes	$50,000	$—
Promissory notes	9,309	—
Insurance premium financing	1,999	—
Finance lease liabilities	367	140
Debt and finance lease liabilities, current	$61,675	$140

Non-current:
Toggle Senior Unsecured Convertible Notes	$199,786	$—
Financing obligation	50,359	—
Promissory notes	39,165	24,639
Finance lease liabilities	818	408
Long-term debt and finance lease liabilities, net of current portion	$290,128	$25,047
The fair values of the following debt obligations are estimated using level 2 fair value inputs, including stock price and risk-free rates. The following table presents the carrying value and estimated fair values:

	As of December 31, 2022
	Carrying Value	Fair Value
Toggle Senior Unsecured Convertible Notes	$199,786	$189,671
Collateralized Note	44,699	43,742
Second Collateralized Note	3,775	3,690
Insurance premium financing	1,999	1,915
Term Note
In January 2018, the Company entered into a term note with JP Morgan Chase, pursuant to which, the Company borrowed $4.1 million to fund equipment purchases. The term note accrued interest at 2.43% per annum and was payable on or before January 31, 2019. The term note was secured by restricted cash.
In February 2019, the Company amended the term note to extend its term by one year and increased the interest rate to 3.00% per annum. In February 2020, the Company amended the term note to extend its term for one year, to January 31, 2021. The term note accrued interest at a rate equal to the LIBOR rate for the applicable interest period multiplied by the statutory reserve rate as determined by the Federal Reserve Board. During the first quarter of 2021, the Company repaid the $4.1 million term note.
Payroll Protection Program Note
In April 2020, the Company entered into a note with JP Morgan Chase under the Small Business Administration Paycheck Program established under Section 1102 of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, pursuant to which the Company borrowed $4.1 million (the "Note"). The Note accrued interest at a rate of 0.98% per annum and matured in 24 months. On April 30, 2020, the Company returned the $4.1 million in proceeds from the Note to JP Morgan Chase.
Toggle Senior Unsecured Convertible Notes
In June 2022, the Company completed a private placement of $200.0 million aggregate principal amount of unsecured 8.00% / 11.00% convertible senior PIK toggle notes, which will mature on May 31, 2026. The Toggle Senior Unsecured Convertible Notes were issued pursuant to an indenture, dated as of June 1, 2022 (the "Indenture").
The Toggle Senior Unsecured Convertible Notes bear interest at 8.00% per annum, to the extent paid in cash (“Cash Interest”), and 11.00% per annum, to the extent paid in kind through the issuance of additional Toggle Senior Unsecured Convertible Notes (“PIK Interest”). Interest is payable semi-annually in arrears on May 31 and November 30 of each year, beginning on November 30, 2022. The Company can elect to make any interest payment through Cash Interest, PIK Interest or any combination thereof.
Based on the applicable conversion rate, the Toggle Senior Unsecured Convertible Notes plus any accrued and unpaid interest are convertible into cash, shares of the Company’s common stock or a combination thereof, at the Company’s election. The initial conversion rate is 114.3602 shares per $1,000 principal amount of the Toggle Senior Unsecured Convertible Notes, subject to customary anti-dilution adjustments in certain circumstances, which represented an initial conversion price of approximately $8.74 per share.
Prior to February 28, 2026, the Toggle Senior Unsecured Convertible Notes will be convertible at the option of the holders only upon the occurrence of specified events and during certain periods, and will be convertible on or after February 28, 2026, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date of the Toggle Senior Unsecured Convertible Notes.
Holders of the Toggle Senior Unsecured Convertible Notes will have the right to convert all or a portion of their Toggle Senior Unsecured Convertible Notes prior to the close of business on the business day immediately preceding February 28, 2026 only under the following circumstances: (i) during any fiscal quarter commencing after the fiscal quarter ending on September 30, 2022 (and only during such fiscal quarter), if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price for the Toggle Senior Unsecured Convertible Notes on each applicable trading day; (ii) during the five business day period after any ten consecutive trading day period in which the trading price per $1,000 principal amount of the Convertible Notes for each trading day of that ten consecutive trading day period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate of the Toggle Senior Unsecured Convertible Notes on each such trading day; (iii) if the Company calls such Convertible Notes for redemption, at any time prior to the close of business on the second business day immediately preceding the redemption date; or (iv) upon the occurrence of specified corporate events.
The Company may not redeem the Toggle Senior Unsecured Convertible Notes prior to the third anniversary of the date of initial issuance of the Toggle Senior Unsecured Convertible Notes. The Company may redeem the Convertible Notes in whole or in part, at its option, on or after such date and prior to the 26th scheduled trading day immediately preceding the maturity date, for a cash purchase price equal to the aggregate principal amount of any Toggle Senior Unsecured Convertible Notes to be redeemed plus accrued and unpaid interest.
In addition, following certain corporate events that occur prior to the maturity date or following issuance by the Company of a notice of redemption, in each case as provided in the Indenture, in certain circumstances, the Company will increase the conversion rate for a holder who elects to convert its Toggle Senior Unsecured Convertible Notes in connection with such a corporate event or who elects to convert any Toggle Senior Unsecured Convertible Notes called for redemption during the related redemption period. Additionally, in the event of a fundamental change or a change in control transaction (each such term as defined in the Indenture), holders of the Toggle Senior Unsecured Convertible Notes will have the right to require the Company to repurchase all or a portion of their Toggle Senior Unsecured Convertible Notes at a price equal to 100% of the capitalized principal amount of Toggle Senior Unsecured Convertible Notes, in the case of a fundamental change, or 130% of the capitalized principal amount of Toggle Senior Unsecured Convertible Notes, in the case of change in control transactions, in each case plus any accrued and unpaid interest to, but excluding, the repurchase date.
The Indenture includes restrictive covenants that, subject to specified exceptions, limit the ability of the Company and its subsidiaries to incur secured debt in excess of $500.0 million, incur other subsidiary guarantees, and sell equity interests of any subsidiary that guarantees the Toggle Senior Unsecured Convertible Notes. In addition, the Indenture includes customary terms and covenants, including certain events of default after which the holders may accelerate the maturity of the Toggle Senior Unsecured Convertible Notes and become due and payable immediately.
In conjunction with the issuance of the Toggle Senior Unsecured Convertible Notes, the Company executed the Put Premium which was determined to be an embedded derivative that met the criteria for bifurcation from the host. The total proceeds received were first allocated to the fair value of the bifurcated derivative asset, and the remaining proceeds allocated to the host resulting in an adjustment to the initial purchasers' debt discount.
The net proceeds from the sale of the Toggle Senior Unsecured Convertible Notes were $183.2 million, net of initial purchasers' discounts and debt issuance costs. Unamortized debt discount and issuance costs are reported as a direct deduction from the face amount of the Toggle Senior Unsecured Convertible Notes.
The net carrying amounts of the debt component of the Toggle Senior Unsecured Convertible Notes were as follows:

As of
December 31, 2022
Principal amount	$210,939
Accrued PIK interest	1,998
Unamortized discount	(6,443)
Unamortized issuance costs	(6,708)
Net carrying amount	$199,786
As of December 31, 2022, the effective interest rate on the Toggle Senior Unsecured Convertible Notes was 12.99%. Amortization of the debt discount and issuance costs is reported as a component of interest expense and is computed using the straight-line method over the term of the Toggle Senior Unsecured Convertible Notes, which approximates the effective interest method. The following table presents the Company's interest expense related to convertible debt:

Year Ended
December 31, 2022
Contractual interest expense	$12,937
Amortization of debt discount and issuance costs	2,156
Total interest expense	$15,093
5% Senior Convertible Notes
On December 30, 2022, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with the investors named therein for the sale of up to $125.0 million in initial principal amount of unsecured senior convertible notes
(the “5% Senior Convertible Notes”), in a registered direct offering. The 5% Senior Convertible Notes are convertible into shares of the Company’s common stock, subject to certain conditions and limitations.
The Company consummated an initial closing for the sale of $50.0 million in aggregate principal amount of 5% Senior Convertible Notes on December 30, 2022. The purchase price for the 5% Senior Convertible Notes is $1,000 per $1,000 principal amount. Subject to certain conditions being met or waived, at the option of the Company, one or more additional closings for up to the remaining principal amount of 5% Senior Convertible Notes may occur. The aggregate principal amount of 5% Senior Convertible Notes that may be offered in the additional closings may not be more than $75.0 million and the Company’s option to sell additional 5% Senior Convertible Notes will be exercisable until the first anniversary of the date of the Purchase Agreement (or such earlier date as the Company shall determine, in its sole discretion, by written notice to the investors).
Each 5% Senior Convertible Note will accrue interest at a rate of 5% per annum, payable in arrears on the first calendar day of each calendar quarter, beginning April 1, 2023. Interest will be payable in cash or shares of the Company's common stock or in a combination of cash and shares of common stock, at the Company’s option. The interest rate will increase to an annual rate of 12.5% per annum upon the occurrence and during the continuance of an event of default under the term of the 5% Senior Convertible Notes. Each 5% Senior Convertible Note issued pursuant to the Purchase Agreement will have a maturity date of one year from issuance, which may be extended at the option of the noteholders in certain instances. Upon any conversion, redemption or other repayment of a 5% Senior Convertible Note, a “make-whole” amount equal to the amount of additional interest that would accrue under such 5% Senior Convertible Note at the interest rate then in effect assuming that the outstanding principal of such 5% Senior Convertible Notes remained outstanding through and including the maturity date of such 5% Senior Convertible Note.
At any time on or after January 9, 2023, all or any portion of the principal amount of each 5% Senior Convertible Note, plus accrued and unpaid interest, any make-whole amount and any late charges thereon (the “Conversion Amount”), is convertible at any time, in whole or in part, at the noteholder’s option, into shares of the Company's common stock at a conversion price per share (the “Conversion Price”) equal to the lower of (i) a “reference price” of $5.975, subject to certain adjustments, (the “Reference Price”), (ii) the greater of (x) a “floor price” of $0.478 (the “Floor Price”) and (y) the volume weighted average price (“VWAP”) of the Common Stock as of the conversion date, and (iii) the greater of (x) the Floor Price, and as elected by the converting noteholder, (y) either (X) depending on the delivery time of the applicable conversion notice, (1) the VWAP as of the applicable conversion date or (2) the VWAP immediately prior to the applicable conversion date and (Y) 95% of the average VWAP for the three trading days commencing on, and including, the applicable conversion date, subject to adjustment in accordance with the terms of the Notes.
At any time during an Event of Default Redemption Right Period (as defined below), a noteholder may alternatively elect to convert all or any portion of the 5% Senior Convertible Notes at an alternate conversion rate (the “Alternate Conversion Rate”) equal to the quotient of (i) 115% of the Conversion Amount divided by (ii) the Conversion Price.
Upon a change of control, a noteholder may, subject to certain exceptions, require the Company to redeem all, or any portion, of the 5% Senior Convertible Notes in cash at a price equal to 115% of the greatest of: (i) the Conversion Amount, (ii) the product of (x) the Conversion Amount and (y) the quotient of (I) the greatest closing sale price of the common stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of a change of control and (2) the public announcement of such change of control, and ending on the date the noteholder notifies the Company of its exercise of its right to redeem pursuant to the change of control divided by (II) the Conversion Price, and (iii) the product of (x) the Conversion Amount and (y) the quotient of (I) the aggregate consideration per share of common stock to be paid to the holders of the Common Stock upon consummation of such change of control divided by (II) the Conversion Price.
At any time an “Equity Conditions Failure” (as defined in the 5% Senior Convertible Notes) exists at the time of consummation of certain “Subsequent Placements” (as defined in the Purchase Agreement), the noteholders have the right, subject to certain exceptions, to require that the Company redeem all, or any portion, of the Conversion Amount of the Notes not in excess of the gross proceeds of such Subsequent Placement at a redemption price of 100% of the Conversion Amount to be redeemed. If the noteholder is participating in such Subsequent Placement, the noteholder may require the Company to apply all, or any part, of any amounts that would otherwise be payable to the noteholder in such redemption, on a dollar-for-dollar basis, against the purchase price of the securities to be purchased by the noteholder in such Subsequent Placement.
A noteholder will not have the right to convert any portion of the 5% Senior Convertible Notes, to the extent that, after giving effect to such conversion, the noteholder (together with certain of its affiliates and other related parties) would beneficially own in excess of 4.99% of the shares of common stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”). The noteholder may from time to time increase the Maximum Percentage to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.
The 5% Senior Convertible Notes provide for certain Events of Default, including certain types of bankruptcy or insolvency events of default involving the Company after which the 5% Senior Convertible Notes become automatically due and payable. At any time after the earlier of (x) a noteholder’s receipt of a required notice of an event of default, and (y) the noteholder becoming aware of an event of default, and ending on the twentieth trading day after the later of (I) the date such event of default is cured, and (II) the investor’s receipt of an event of default notice from the Company (such period, the “Event of Default Redemption Rights Period”), the noteholder may require the Company to redeem, subject to certain exceptions, all or any portion of its Notes at a price equal to 115% of the greater of (i) the Conversion Amount and (ii) the product of the Alternate Conversion Rate and the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such Event of Default and ending on the trading day immediately prior to the date the Company makes the entire redemption payment.
The Company will be subject to certain customary affirmative and negative covenants regarding the rank of the 5% Senior Convertible Notes, the incurrence of certain indebtedness, the repayment of certain indebtedness, transactions with affiliates, and restrictions on certain issuance of securities, among other customary matters.
The Company elected to account for the 5% Senior Convertible Notes pursuant to the fair value option under ASC 825. ASC 825-10-15-4 provides for the “fair value option” (“FVO”) election, to the extent not otherwise prohibited by ASC 825-10-15-5, to be afforded to financial instruments, wherein the financial instrument is initially measured at its issue-date estimated fair value and subsequently remeasured at estimated fair value on a recurring basis at each reporting period date. The Company believes that the fair value option better reflects the underlying economics of the 5% Senior Convertible Notes. As such, the 5% Senior Convertible Notes, were initially measured at $50.0 million as of the issue date. Due to the recency of the transaction, the Company did not recognize any fair value remeasurement adjustments on the consolidated statements of operations for the year ended December 31, 2022. Interest expense for the year ended December 31, 2022 was immaterial.
Financing Obligation
On May 10, 2022 (the "Sale Date"), the Company entered into a sale agreement (the "Sale Agreement"), pursuant to which the Company sold the land and property related to the Company's headquarters in Phoenix, Arizona for a purchase price of $52.5 million. As of the Sale Date, $13.1 million was withheld from the proceeds received related to portions of the headquarters currently under construction. The Company will receive the remaining proceeds throughout the completion of construction pursuant to the terms of the Sale Agreement. Concurrent with the sale, the Company entered into a lease agreement (the "Lease Agreement"), whereby the Company leased back the land and property related to the headquarters for an initial term of 20 years with four extension options for 7 years each. As of the Sale Date, the Company considered one extension option reasonably certain of being exercised.
The buyer is not considered to have obtained control of the headquarters because the lease is classified as a finance lease. Accordingly, the sale of the headquarters is not recognized and the property and land continue to be recognized on the Company's consolidated balance sheets. As of the Sale Date, the Company recorded $38.3 million as a financing obligation on the Company's consolidated balance sheets representing proceeds received net of debt issuance costs of $1.1 million. Rent payments under the terms of the Lease Agreement will be allocated between interest expense and principal repayments using the effective interest method. Additionally, debt issuance costs will be amortized to interest expense over the lease term.
After the Sale Date and through December 31, 2022, the Company recognized an additional $12.0 million for financing obligations on the Company's consolidated balance sheets for construction completed after the Sale Date. As of December 31, 2022, the Company has recognized a HQ Sale Agreement receivable of $5.5 million for funds not yet received for construction completed in prepaid expenses and other current assets. Additionally, for the year ended December 31, 2022, the Company recognized $2.3 million of interest expense related to interest on the financing obligation and amortization of debt issuance costs.
Promissory Notes
During the fourth quarter of 2021, the Company closed on the purchase of its headquarters facility in Phoenix, AZ. Concurrently with the closing of the purchase, the Company, as borrower, executed a promissory note for $25.0 million at a stated interest rate of 4% (the "Promissory Note"). The Promissory Note carried a 60 month term, interest only payments for the first 12 months and a 25 year amortization thereafter, with the remaining principal balance due upon maturity. The loan was fully collateralized by the Company's headquarters.
On May 10, 2022, and in connection with the execution of the sale and leaseback of the Company's headquarters, the Company repaid the $25.0 million Promissory Note.
For the years ended December 31, 2022 and 2021, the Company recognized $0.4 million and $0.1 million, respectively, of interest expense related to interest on the Promissory Note and amortization of debt issuance costs prior to redemption. During the second quarter of 2022, the company expensed $0.3 million of unamortized debt issuance costs related to the Promissory Note.
Collateralized Promissory Notes
On June 7, 2022, the Company executed a promissory note and a master security agreement (the "Master Security Agreement") for $50.0 million at a stated interest rate of 4.26% (the "Collateralized Note"). The Collateralized Note is fully collateralized by certain personal property assets as fully described in the Master Security Agreement. Additionally, in connection with the Collateralized Note, the Company executed a pledge agreement pursuant to which the Company pledged $50.0 million in cash as additional collateral in order to obtain a more favorable interest rate. The amount pledged is recorded in restricted cash and cash equivalents on the consolidated balance sheets as of December 31, 2022. The Collateralized Note carries a 60 month term and is payable in 60 equal consecutive monthly installments due in arrears.
For the year ended December 31, 2022, the Company recognized $1.1 million of interest expense on the Collateralized Note.
On August 4, 2022, the Company executed a promissory note and a security agreement for $4.0 million at an implied interest rate of 7.00% (the "Second Collateralized Note"). The Second Collateralized Note is fully collateralized by certain personal properly assets as fully described in the security agreement. The Second Collateralized Note carries a 60 month term and is payable in 60 equal monthly installments due in arrears.
For the year ended December 31, 2022, the Company recognized $0.1 million of interest expense on the Second Collateralized Note.
Insurance Premium Financing
The Company executed an insurance premium financing agreement pursuant to which the Company financed certain annual insurance premiums for $6.6 million, primarily consisting of premiums for directors' and officers' insurance. The insurance premium payable incurs interest at 2.95%, and is due in monthly installments maturing on March 27, 2023.
For the year ended December 31, 2022, the Company recognized $0.1 million of interest expense on the insurance premium financing agreement.
Aggregate Long-Term Debt Maturities
The following table summarizes the long-term debt maturities for each of the next five years and thereafter at December 31, 2022.

Years Ended December 31,	Total
2023	$14,654
2024	15,651
2025	15,722
2026	226,734
2027	9,993
Thereafter	99,376
Total	$382,130
Letters of Credit
During the third quarter of 2022, the Company executed a $0.6 million letter of credit to secure a customs bond through August 31, 2023. As of December 31, 2022, no amounts have been drawn on the letter of credit.
During the second quarter of 2022, and in conjunction with the execution of the Lease Agreement, the Company executed an irrevocable standby letter of credit for $12.5 million to collateralize the Company's lease obligation. The letter of credit is subject to annual increases commensurate with base rent increases pursuant to the Lease Agreement. The letter of credit will expire upon the expiration of the Lease Agreement, but may be subject to reduction or early termination upon the satisfaction of certain conditions as described in the Lease Agreement.
During the fourth quarter of 2021, the Company executed an irrevocable standby letter of credit for $25.0 million in connection with the execution of a certain product supply agreement. As of December 31, 2022, no amounts have been drawn on the letter of credit.